EXHIBIT 10.10

           AMENDMENT TO EXTENSION AND MODIFICATION OF LOANS AGREEMENT
           ----------------------------------------------------------


     This Amendment to Extension and Modification of Loans Agreement ("Amendment") is made and entered into on this 26th day of August, 2003, by and among SOUTHTRUST BANK, a state banking corporation, formerly known as SouthTrust Bank, N.A. and SouthTrust Bank, National Association, whose address is 112 W. 23rd Street, Panama City, FL 32405 (the "Bank"); DONAL R. MYRICK, an individual whose place of residence is 511 Circle Avenue, Ft. Walton Beach, Florida 32548 (collectively, the "Guarantor"); and SPECTRUM SCIENCE & SOFTWARE, INC., a Florida corporation having its principal place of business at 91 Hill Avenue, Ft. Walton Beach, Florida 32548 (the "Company").

RECITALS.
---------

     A. The parties described above entered into an Extension and Modification of Loans Agreement on the 31st day of January, 2003, a copy of which is attached hereto and made a part hereof as Exhibit A ("Extension Agreement").

     B. The parties have elected to amend certain portions of the Extension Agreement and have elected to reduce the Amendments to writing.

     Now, therefore in consideration of the mutual covenants contained herein and other good and viable consideration the receipt and sufficiency of which is hereby acknowledged, each of the parties agrees as follows:

1. Paragraph 1(B) is hereby amended so as to read in its entirety as follows:

     "The loans which are outstanding as between the Bank and Obligors are more specifically described in the First Forbearance Agreement, described in 1(A) above and in Paragraph 2 of this Agreement and are collectively referred to herein as the Loans."

2. Paragraph 1(E) is hereby amended so as to read in its entirety as follows:

     As of August 18, 2003, the total amounts due and owing on the Loans as principal and interest are described on Exhibit B hereto. The amounts shown on Exhibit B do not include late fees, attorneys' fees and costs of collection or other obligations associated with the Loans.

3. Paragraph 1(G) is hereby amended so as to read in its entirety as follows:

     The Obligors have requested that the Bank enter into an agreement extending the maturity date of the Loans.


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4.     Paragraph  2  is hereby amended so as to read in its entirety as follows:

     The maturity date of the each of the Loans is hereby extended through and until close of business September 25, 2003 (the "Extended Maturity Date"), at which time all then unpaid principal and all accrued and unpaid interest under each of the Loans shall be due and payable by the Obligors to the Bank.

5. Paragraph 3(A) is hereby deleted in its entirety and notation made "intentionally left blank".

6.     Paragraph 3(B) shall be amended so as to read in its entirety as follows:

     In the event that during the period between August 26, 2003 and the Extended Maturity Date, funds shall come into the Spectrum Demand Deposit Account No. 68284672 (the "DDA Account"), the Bank shall have the right but not the obligation to set off from the DDA Account the sum of $60,000.000 as a payment to be applied by the Bank to the Loans in such manner as the Bank shall elect.

7.     Paragraph  3(C)  shall  be  amended  so  as  to  read  in  its  entirety:

     During the period from the date of this Agreement through the Extended Maturity Date, the Obligor shall maintain current, all regularly scheduled payments of principal and interest on the following Loans:

     (a) Loan Number 42463, which had an original principal balance of $198,900.00, with a current principal balance of $190,465.38;

     (b) Loan Number 45643, which had an original principal balance of $274,704.68, with a current principal balance of $130,198.58; and

     (c) Loan Number 50578, which had an original principal balance of $1,691,151.31, with a current principal balance of $1,552,528.16.

8. Paragraph 3(D) is hereby deleted in its entirety and notation made "intentionally left blank."

9.     Paragraph  12  is  hereby  amended  as  follows:

     In the 8th line, the words "the date of this Agreement" are deleted and the following is inserted: "through September 25, 2003".

10. In all respects other than as amended hereby, the Extension Agreement remains in full force and effect according to all of its unamended original terms and conditions.


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11.     Those  persons  executing  this  Amendment,  for  and  on  behalf of the company, hereby warrant and represent that they hold the offices for which they are identified and that they have the full authority to bind the company to all of the terms and conditions of this Amendment and the Extension Agreement as amended.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the first date set forth above.

Signed,  sealed  and  delivered
in  the  presence  of:

                                              SOUTHTRUST  BANK


                                              By:  /S/  Russell  R.  Enfinger
-------------------------------                    --------------------------
(name)                                        Russell  R.  Enfinger
                                              Senior  Vice  President


                                              GUARANTOR


                                              /S/  Donal  R.  Myrick
-------------------------------               --------------------------
(name)                                        Donal  R.  Myrick

-------------------------------
(name)


                                              SPECTRUM SCIENCES & SOFTWARE, INC.


                                              By:    /S/  Donal  R.  Myrick
-------------------------------                      --------------------------
(name)                                        (name)  Donal  R.  Myrick
                                              Its:  President


-------------------------------
(name)
                                              and


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                                              By:  /S/  Donald  L  Garrison
-------------------------------                    ----------------------------
(name)                                        (name)  Donald  L.  Garrison
                                              Its:   Chief  Operating  Officer


------------------------------
(name)



STATE  OF  FLORIDA
COUNTY  OF  BAY

     The foregoing instrument was acknowledged before me this _______ day of ___________, 2003, by Russell R. Enfinger, as Senior Vice President of the Bank, on behalf of the Bank, who: (notary MUST check applicable line)

_____     is  personally  known  to  me.
_____     produced  a  current  Florida  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.



                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:



STATE  OF
COUNTY  OF

     The foregoing instrument was acknowledged before me this ______ day of ________, 2003, by Donal R. Myrick, individually, who: (notary MUST check applicable line)

_____     is  personally  known  to  me.
_____     produced  a  current  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.



                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:

STATE  OF  FLORIDA
COUNTY  OF

     The foregoing instrument was acknowledged before me this ______ day of ________, 2002, by Donal R. Myrick, as President of Spectrum Sciences &
Software,  Inc.,  a  Florida  corporation,  on  behalf  of the corporation, who:
(notary  MUST  check  applicable  line)

_____     is  personally  known  to  me.
_____     produced  a  current  Florida  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.



                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:


STATE  OF
COUNTY  OF

     The foregoing instrument was acknowledged before me this _______ day of ________, 2003, by Donald L. Garrison, Chief Operating Officer of Spectrum Sciences, who: (notary MUST check applicable line)

_____     is  personally  known  to  me.
_____     produced  a  current  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.



                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:


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